Exhibit 99.3

Grant Park Fund

Class A, B and Global 3 Units

Monthly Performance Report — September 2011

2 Grant Park Fund Performance Report — September 2011

Market Commentary: September 2011

Currencies: The euro weakened against major counterparts as the failure of Eurozone officials to come to terms on new funding plans for ailing Greece prompted liquidations. Amidst European financial instability investors focused their attention on the U.S. dollar, driving the currency steadily higher throughout September. The Swiss franc and Japanese yen declined as investors feared further intervention to devalue the currencies by the countries’ respective financial policy makers.

Energy: Crude oil markets declined as weak economic data in the U.S. and concerns about global economic growth weighed on industrial demand forecasts. Natural gas prices fell because of beliefs the rising inventories in the U.S. would be sufficient to meet demand in the foreseeable future.

Equities: Comments from the U.S. Federal Reserve Chairman stating the U.S. still faced significant obstacles weighed heavily on investor sentiment, resulting in sharp declines in the domestic equity markets. News that rating-agency Moody’s Investors Services was planning to downgrade the credit rating of three major U.S. banks also put pressure on domestic share prices. In Europe, ongoing concerns surrounding possible contagion from a Greek default put pressure on the equity markets.

Fixed Income: Fixed income prices finished the month generally higher as risk-averse investors purchased safer debt instruments. Weak economic data from the U.S. and fears that a Greek debt default could impact the economies of larger more stable nations, also supported safe-haven demand.

Grains/Foods: U.S. Department of Agriculture reports showing strong supply forecasts put heavy pressure on the grains markets, driving corn, wheat, and soybeans nearly 20% lower for the month. Depressed demand from China also played a role in driving grains prices lower. In the softs markets, coffee and sugar prices declined as crop supply forecasts for Brazil were revised higher.

Metals: Gold and silver underwent sharp price declines as the decision to raise margin requirements on key U.S. exchanges prompted liquidations. Base metals dipped because losses in the global equity markets caused investors to liquidate riskier commodities positions.

								2000	2001	2002	2003	2004	2005
A Units (Closed to New Investment)								11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	9.1%
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	12.6%
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	19.9%
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	-9.2%
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	4.5%
2011	-0.5%	2.3%	-2.5%	3.8%	-6.9%	-3.8%	3.0%	-1.8%	-1.6%				-8.3%

											2003	2004	2005
B Units (Closed to New Investment)											7.7%	-8.4%	-4.3%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	8.3%
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	11.8%
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	18.9%
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	-9.9%
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	3.8%
2011	-0.6%	2.2%	-2.5%	3.7%	-7.0%	-3.8%	3.0%	-1.9%	-1.7%				-8.7%

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	-6.0%
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	0.7%
2011	-0.9%	1.8%	-2.0%	2.8%	-6.7%	-3.5%	2.9%	-1.4%	-1.5%				-8.6%

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance Report — September 2011 3

A and B Units

Trading Performance by Sector

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
September
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
14%	32%	9%	11%	19%	15%

Sector Positions at Month-End

10/10
11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
September
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
13%	32%	8%	12%	20%	15%

Sector Positions at Month-End

10/10
11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Understand your Risks

•	Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.

•

No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.

•

Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.

•	Commodity futures trading may be illiquid.

•	An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.

•	Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.

•	Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.

•	Grant Park’s use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.

•	You will have no right to participate in the management of Grant Park.

•	The structure and operation of Grant Park involves several conflicts of interest.

•	Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report — September 2011

Grant Park Fund At-A-Glance

Product	Global Units	A and B Units
Class	3
Account Type	Commission-based
Minimum Investment	$5,000
Retirement Account	$1,000
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.
Breakeven Level	7.12%	Closed to New Investment
Redemptions	Monthly after 90 days
Penalty	1.5% on a declining scale 0.5% per quarter
Sectors Traded	6
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - September 2011
Total Fund Assets (A,B, Legacy, Global)	$883M
12-Month Return	-2.5%
Average 12-Month Return	18.2%
36-Month Cumulative Return	-5.4%
60-Month Cumulative Return	19.8%
Compounded Annualized ROR	13.4%
3-Year Compounded Annualized ROR	-1.8%
5-Year Compounded Annualized ROR	3.7%
10-Year Compounded Annualized ROR	4.6%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (12/08 - 1/10)	-16.4%
Average 1-month Gain	6.5%
Average 1-month Loss	-4.4%
# of Winning Months	144
# of Losing Months	129

Class A Unit[1] and S&P Total Return Index[2] October 2001 - September 2011
Moved in Opposite Directions	43% 52 of 120 months
Positive Results for Both	35% 42 of 120 months
Negative Results for Both	22% 26 of 120 months

[1]	Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2]	It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio’s performance.

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.

©2011 Grant Park Fund. All rights reserved.